SUB-ITEM 77Q1(e)1

AMENDMENT #1

TO INVESTMENT
ADVISORY AGREEMENT

AMENDMENT dated as of September 1, 2005 to the Investment Advisory Agreement dated May 12, 1997, by and between MFS/Sun Life Series Trust (the "Trust") on behalf of the Core Equity Series (a "Fund") and Massachusetts Financial Services Company, a Delaware corporation (the "Adviser") (the "Agreement").

WITNESSETH

WHEREAS, the Trust on behalf of each Fund has entered into the Agreement with the Adviser; and

WHEREAS, the Adviser has agreed to amend the Agreement as provided below;

NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1. Amendment of the Agreement: Article 3. Compensation of the
Adviser is deleted in its entirety and
-------------------------- -----------------------
----
replaced with the following:

Article 3: Compensation of the Adviser. For the services to be rendered and the facilities to be furnished as provided in Articles 1 and 2 above, the Fund shall pay to the Adviser an investment advisory fee computed and paid monthly at an annual rate equal to 0.75% of the first $1 billion of the average daily net assets and 0.65% on assets in excess of $1 billion of the Fund's average daily net assets. If the Adviser shall serve for less than the whole of any period specified in this
Section 3, the compensation to the Adviser shall be prorated.

2. Miscellaneous: Except as set forth in this Amendment, the
Agreement shall remain in full force and
-------------
effect, without amendment or modification.

3. Limitation of Liability of the Trustees and Shareholders: A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The parties hereto acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, the parties hereto acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, the parties hereto also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the parties hereto agree not to proceed against any series for the obligations of another series.

IN WITNESS WHEREOF, the parties have caused this Amendment to the Agreement to be executed and delivered in the names and on their behalf by the undersigned, therewith duly authorized, all as of the day and year first above written.


MFS/SUN LIFE SERIES TRUST

on behalf of Core Equity Series


By: SUSAN S. NEWTON

---------------

Susan S. Newton

Assistant Secretary


MASSACHUSETTS FINANCIAL SERVICES COMPANY


By: JEFFREY N. CARP

---------------

Jeffrey N. Carp

Executive Vice President

SUB-ITEM 77Q1(e)2

AMENDMENT #1

TO INVESTMENT
ADVISORY AGREEMENT

AMENDMENT dated as of September 1, 2005 to the Investment Advisory Agreement dated July 23, 1986, by and between MFS/Sun Life Series Trust (the "Trust") on behalf of the Government Securities Series (a "Fund") and Massachusetts Financial Services Company, a Delaware corporation (the "Adviser") (the "Agreement").

WITNESSETH

WHEREAS, the Trust on behalf of each Fund has entered into the Agreement with the Adviser; and

WHEREAS, the Adviser has agreed to amend the Agreement as provided below;

NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1. Amendment of the Agreement: Section 3 (iv). Compensation of the Adviser is deleted in its
-------------------------- ---------------------------
entirety and replaced with the following:

(iv) 0.55% on the first $1 billion of the average daily net assets and 0.50% on assets in excess of $1 billion of the average daily net assets of the Government Securities
Series for the Series Fund's then-current fiscal year.

2. Miscellaneous: Except as set forth in this Amendment, the Agreement shall remain in full force and
-------------
effect, without amendment or modification.

3. Limitation of Liability of the Trustees and Shareholders: A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The parties hereto acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, the parties hereto acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, the parties hereto also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the parties hereto agree not to proceed against any series for the obligations of another series.

IN WITNESS WHEREOF, the parties have caused this Amendment to the Agreement to be executed and delivered in the names and on their behalf by the undersigned, therewith duly authorized, all as of the day and year first above written.

MFS/SUN LIFE SERIES TRUST
on behalf of Government Securities Series

By: SUSAN S. NEWTON
---------------
Susan S. Newton
Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By: JEFFREY N. CARP
---------------
Jeffrey N. Carp
Executive Vice President

SUB-ITEM 77Q1(e)3

AMENDMENT #1

TO INVESTMENT
ADVISORY AGREEMENT

AMENDMENT dated as of September 1, 2005 to the Investment Advisory Agreement dated August 31, 2000, as amended, by and between MFS/Sun Life Series Trust (the "Trust") on behalf of the Mid Cap Growth Series (a "Fund") and Massachusetts Financial Services Company, a Delaware corporation (the "Adviser") (the "Agreement").

WITNESSETH

WHEREAS, the Trust on behalf of each Fund has entered into the Agreement with the Adviser; and

WHEREAS, the Adviser has agreed to amend the Agreement as provided below;

NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1. Amendment of the Agreement: Article 3. Compensation of the Adviser is
deleted
in its entirety and
-------------------------- ---------------------------
replaced with the following:

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, the Fund shall pay to the Adviser an investment advisory fee computed and paid annually at a rate equal to 0.75% on the first $1 billion of the Fund's average daily net assets and 0.70% on assets in excess of $1 billion of the Fund's average daily net assets. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation to the Adviser will be prorated.

2. Miscellaneous: Except as set forth in this Amendment, the Agreement shall remain in full force and
-------------
effect, without amendment or modification.

3. Limitation of Liability of the Trustees and Shareholders: A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The parties hereto acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, the parties hereto acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, the parties hereto also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the parties hereto agree not to proceed against any series for the obligations of another series.

IN WITNESS WHEREOF, the parties have caused this Amendment to the Agreement to be executed and delivered in the names and on their behalf by the undersigned, therewith duly authorized, all as of the day and year first above written.

MFS/SUN LIFE SERIES TRUST
on behalf of Mid Cap Growth Series

By: SUSAN S. NEWTON
---------------
Susan S. Newton
Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By: JEFFREY N. CARP
---------------
Jeffrey N. Carp
Executive Vice President

SUB-ITEM 77Q1(e)4

AMENDMENT #2

TO INVESTMENT
ADVISORY AGREEMENT

AMENDMENT dated as of September 1, 2005 to the Investment Advisory Agreement dated February 28, 2001, as amended, by and between MFS/Sun Life Series Trust (the "Trust") on behalf of the Mid Cap Value Series (a "Fund") and Massachusetts Financial Services Company, a Delaware corporation (the "Adviser") (the "Agreement").

WITNESSETH

WHEREAS, the Trust on behalf of each Fund has entered into the Agreement with the Adviser; and

WHEREAS, the Adviser has agreed to amend the Agreement as provided below;

NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1. Amendment of the Agreement: Article 3. Compensation of the Adviser is
deleted
in its entirety and
-------------------------- ---------------------------
replaced with the following:

ARTICLE 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, the Fund shall pay to the Adviser an investment advisory fee computed and paid monthly at an annual rate equal to 0.75% on the first $1 billion of the Fund's average daily net assets and 0.70% on assets in excess of $1 billion of the Fund's average daily net assets. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation payable to the Adviser with respect to the Fund will be prorated.

2. Miscellaneous: Except as set forth in this Amendment, the Agreement shall remain in full force and
-------------
effect, without amendment or modification.

3. Limitation of Liability of the Trustees and Shareholders: A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The parties hereto acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, the parties hereto acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, the parties hereto also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the parties hereto agree not to proceed against any series for the obligations of another series.

IN WITNESS WHEREOF, the parties have caused this Amendment to the Agreement to be executed and delivered in the names and on their behalf by the undersigned, therewith duly authorized, all as of the day and year first above written.

MFS/SUN LIFE SERIES TRUST
on behalf of Mid Cap Value Series

By: SUSAN S. NEWTON
---------------
Susan S. Newton
Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By: JEFFREY N. CARP
---------------
Jeffrey N. Carp
Executive Vice President

SUB-ITEM 77Q1(e)5

AMENDMENT #1

TO INVESTMENT
ADVISORY AGREEMENT

AMENDMENT dated as of September 1, 2005 to the Investment Advisory Agreement dated May 1, 1998, by and between MFS/Sun Life Series Trust (the "Trust") on behalf of the New Discovery Series (a "Fund") and Massachusetts Financial Services Company, a Delaware corporation (the "Adviser") (the "Agreement").

WITNESSETH

WHEREAS, the Trust on behalf of each Fund has entered into the Agreement with the Adviser; and

WHEREAS, the Adviser has agreed to amend the Agreement as provided below;

NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1. Amendment of the Agreement: Article 3. Compensation of the Adviser is
deleted
in its entirety and
-------------------------- ---------------------------
replaced with the following:

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, the Fund shall pay to the Adviser an investment advisory fee computed and paid annually at a rate equal to 0.90% on the first $1 billion of the Fund's average daily net assets and 0.80% on assets in excess of $1 billion of the Fund's average daily net assets. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation to the Adviser will be prorated.

2. Miscellaneous: Except as set forth in this Amendment, the Agreement shall remain in full force and
-------------
effect, without amendment or modification.

3. Limitation of Liability of the Trustees and Shareholders: A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The parties hereto acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, the parties hereto acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, the parties hereto also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the parties hereto agree not to proceed against any series for the obligations of another series.

IN WITNESS WHEREOF, the parties have caused this Amendment to the Agreement to be executed and delivered in the names and on their behalf by the undersigned, therewith duly authorized, all as of the day and year first above written.

MFS/SUN LIFE SERIES TRUST
on behalf of New Discovery Series

By: SUSAN S. NEWTON
---------------
Susan S. Newton
Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By: JEFFREY N. CARP
---------------
Jeffrey N. Carp
Executive Vice President

SUB-ITEM 77Q1(e)6

AMENDMENT #1

TO INVESTMENT
ADVISORY AGREEMENT

AMENDMENT dated as of September 1, 2005 to the Investment Advisory Agreement dated October 28, 1999, by and between MFS/Sun Life Series Trust (the "Trust") on behalf of the Strategic Growth Series (a "Fund") and Massachusetts Financial Services Company, a Delaware corporation (the "Adviser") (the "Agreement").

WITNESSETH

WHEREAS, the Trust on behalf of each Fund has entered into the Agreement with the Adviser; and

WHEREAS, the Adviser has agreed to amend the Agreement as provided below;

NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1. Amendment of the Agreement: Article 3. Compensation of the Adviser is
deleted
in its entirety and
-------------------------- ---------------------------
replaced with the following:

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, the Fund shall pay to the Adviser an investment advisory fee computed and paid annually at a rate equal to 0.75% on the first $1 billion of the Fund's average daily net assets and 0.65% on assets in excess of $1 billion of the Fund's average daily net assets. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation to the Adviser will be prorated.

2. Miscellaneous: Except as set forth in this Amendment, the Agreement shall remain in full force and
-------------
effect, without amendment or modification.

3. Limitation of Liability of the Trustees and Shareholders: A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The parties hereto acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, the parties hereto acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, the parties hereto also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the parties hereto agree not to proceed against any series for the obligations of another series.

IN WITNESS WHEREOF, the parties have caused this Amendment to the Agreement to be executed and delivered in the names and on their behalf by the undersigned, therewith duly authorized, all as of the day and year first above written.

MFS/SUN LIFE SERIES TRUST
on behalf of Strategic Growth Series

By: SUSAN S. NEWTON
---------------
Susan S. Newton
Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By: JEFFREY N. CARP
---------------
Jeffrey N. Carp
Executive Vice President

SUB-ITEM 77Q1(e)7

AMENDMENT #1

TO INVESTMENT
ADVISORY AGREEMENT

AMENDMENT dated as of September 1, 2005 to the Investment Advisory Agreement dated May 1, 1998, by and between MFS/Sun Life Series Trust (the "Trust") on behalf of the Strategic Income Series (a "Fund") and Massachusetts Financial Services Company, a Delaware corporation (the "Adviser") (the "Agreement").

WITNESSETH

WHEREAS, the Trust on behalf of each Fund has entered into the Agreement with the Adviser; and

WHEREAS, the Adviser has agreed to amend the Agreement as provided below;

NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1. Amendment of the Agreement: Article 3. Compensation of the Adviser is
deleted
 in its entirety and
-------------------------- ---------------------------
replaced with the following:

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, the Fund shall pay to the Adviser an investment advisory fee computed and paid annually at a rate equal to 0.75% on the first $1 billion of the Fund's average daily net assets and 0.65% on assets in excess of $1 billion of the Fund's average daily net assets. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation to the Adviser will be prorated.

2. Miscellaneous: Except as set forth in this Amendment, the Agreement shall remain in full force and
-------------
effect, without amendment or modification.

3. Limitation of Liability of the Trustees and Shareholders: A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The parties hereto acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, the parties hereto acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, the parties hereto also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the parties hereto agree not to proceed against any series for the obligations of another series.

IN WITNESS WHEREOF, the parties have caused this Amendment to the Agreement to be executed and delivered in the names and on their behalf by the undersigned, therewith duly authorized, all as of the day and year first above written.

MFS/SUN LIFE SERIES TRUST
on behalf of Strategic Income Series

By: SUSAN S. NEWTON
---------------
Susan S. Newton
Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By: JEFFREY N. CARP
---------------
Jeffrey N. Carp
Executive Vice President

SUB-ITEM 77Q1(e)8

AMENDMENT #2

TO INVESTMENT
ADVISORY AGREEMENT

AMENDMENT dated as of September 1, 2005 to the Investment Advisory Agreement dated February 28, 2001, as amended, by and between MFS/Sun Life Series Trust (the "Trust") on behalf of the Strategic Value Series (a "Fund") and Massachusetts Financial Services Company, a Delaware corporation (the "Adviser") (the "Agreement").

WITNESSETH

WHEREAS, the Trust on behalf of each Fund has entered into the Agreement with the Adviser; and

WHEREAS, the Adviser has agreed to amend the Agreement as provided below;

NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1. Amendment of the Agreement: Article 3. Compensation of the Adviser is
deleted
in its entirety and
--------------------------
replaced with the following:

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, the Fund shall pay to the Adviser an investment advisory fee computed and paid monthly at an annual rate equal to 0.75% on the first $1 billion of the Fund's average daily net assets and 0.65% on assets in excess of $1 billion of the Fund's average daily net assets. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation to the Adviser will be prorated.

2. Miscellaneous: Except as set forth in this Amendment, the Agreement shall remain in full force and
-------------
effect, without amendment or modification.

3. Limitation of Liability of the Trustees and Shareholders: A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The parties hereto acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, the parties hereto acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, the parties hereto also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the parties hereto agree not to proceed against any series for the obligations of another series.

IN WITNESS WHEREOF, the parties have caused this Amendment to the Agreement to be executed and delivered in the names and on their behalf by the undersigned, therewith duly authorized, all as of the day and year first above written.

MFS/SUN LIFE SERIES TRUST
on behalf of Strategic Value Series

By: SUSAN S. NEWTON
---------------
Susan S. Newton
Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By: JEFFREY N. CARP
---------------
Jeffrey N. Carp
Executive Vice President

SUB-ITEM 77Q1(e)9

AMENDMENT #1

TO INVESTMENT
ADVISORY AGREEMENT

AMENDMENT dated as of September 1, 2005 to the Investment Advisory Agreement dated June 16, 2000, by and between MFS/Sun Life Series Trust (the "Trust") on behalf of the Technology Series (a "Fund") and Massachusetts Financial Services Company, a Delaware corporation (the "Adviser") (the "Agreement").

WITNESSETH

WHEREAS, the Trust on behalf of each Fund has entered into the Agreement with the Adviser; and

WHEREAS, the Adviser has agreed to amend the Agreement as provided below;

NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1. Amendment of the Agreement: Article 3. Compensation of the Adviser is
deleted
 in its entirety and
-------------------------- ---------------------------
replaced with the following:

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, the Fund shall pay to the Adviser an investment advisory fee computed and paid annually at a rate equal to 0.75% on the first $1 billion of the Fund's average daily net assets and 0.70% on assets in excess of $1 billion of the Fund's average daily net assets. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation to the Adviser will be prorated.

2. Miscellaneous: Except as set forth in this Amendment, the Agreement shall remain in full force and
-------------
effect, without amendment or modification.

3. Limitation of Liability of the Trustees and Shareholders: A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The parties hereto acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, the parties hereto acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, the parties hereto also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the parties hereto agree not to proceed against any series for the obligations of another series.

IN WITNESS WHEREOF, the parties have caused this Amendment to the Agreement to be executed and delivered in the names and on their behalf by the undersigned, therewith duly authorized, all as of the day and year first above written.

MFS/SUN LIFE SERIES TRUST
on behalf of Technology Series

By: SUSAN S. NEWTON
---------------
Susan S. Newton
Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By: JEFFREY N. CARP
---------------
Jeffrey N. Carp
Executive Vice President

SUB-ITEM 77Q1(e)10

AMENDMENT #1

TO INVESTMENT
ADVISORY AGREEMENT

AMENDMENT dated as of September 1, 2005 to the Investment Advisory Agreement dated May 1, 1998, by and between MFS/Sun Life Series Trust (the "Trust") on behalf of the Value Series (a "Fund") and Massachusetts Financial Services Company, a Delaware corporation (the "Adviser") (the "Agreement").

WITNESSETH

WHEREAS, the Trust on behalf of each Fund has entered into the Agreement with the Adviser; and

WHEREAS, the Adviser has agreed to amend the Agreement as provided below;

NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1. Amendment of the Agreement: Article 3. Compensation of the Adviser is
deleted
in its entirety and
-------------------------- ---------------------------
replaced with the following:

Article 3. Compensation of the Adviser. For the services to be rendered and the facilities provided, the Fund shall pay to the Adviser an investment advisory fee computed and paid monthly at an annual rate equal to 0.75% on the first $1 billion of the Fund's average daily net assets and 0.65% on assets in excess of $1 billion of the Fund's average daily net assets. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation to the Adviser will be prorated.

2. Miscellaneous: Except as set forth in this Amendment, the Agreement shall remain in full force and
-------------
effect, without amendment or modification.

3. Limitation of Liability of the Trustees and Shareholders: A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The parties hereto acknowledge that the obligations of or arising out of this instrument are not binding upon any of the Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust in accordance with its proportionate interest hereunder. If this instrument is executed by the Trust on behalf of one or more series of the Trust, the parties hereto acknowledge that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf the Trust has executed this instrument. If the Trust has executed this instrument on behalf of more than one series of the Trust, the parties hereto also agree that the obligations of each series hereunder shall be several and not joint, in accordance with its proportionate interest hereunder, and the parties hereto agree not to proceed against any series for the obligations of another series.

IN WITNESS WHEREOF, the parties have caused this Amendment to the Agreement to be executed and delivered in the names and on their behalf by the undersigned, therewith duly authorized, all as of the day and year first above written.

MFS/SUN LIFE SERIES TRUST
on behalf of Value Series

By: SUSAN S. NEWTON
---------------
Susan S. Newton
Assistant Secretary

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By: JEFFREY N. CARP
---------------
Jeffrey N. Carp
Executive Vice President